Generation Separation (Policies)	12 Months Ended
Dec. 31, 2019
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Discontinued Operations, Policy [Policy Text Block]	Consolidated Statements of Cash Flows.

Transactions between the businesses determined to be discontinued operations and businesses that are expected to continue to exist after the disposal are not eliminated to appropriately reflect the continuing operations and balances held-for-sale. The results of discontinued operations include any gain or loss recognized on closing or adjustment of the carrying amount to fair value. See Note 14 – Generation Separation for further information.

Generation Separation
With the transfer of DP&L's generation assets to an affiliate (see Note 14 – Generation Separation), DP&L's generation business is presented as a discontinued operation and the operating activities have been reclassified to "Discontinued operations" in the Statements of Operations for the year ended December 31, 2017 and in the notes to the financial statements.

n 2018, DP&L transferred additional deferred taxes to AES Ohio Generation under the provisions of SAB 118 through an equity transaction with DPL in the amount of $10.0 million. See Note 8 – Income Taxes for additional information.

Cash flows related to discontinued operations are included in the Statements of Cash Flows. Cash flows from operating activities for discontinued operations were $21.8 million for the year ended December 31, 2017. Cash flows from investing activities for discontinued operations were $(3.5) million and for the year ended December 31, 2017.